SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 20, 2002
                                                           ------------


                               CYTOGEN CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      000-14879                 222322400
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


600 College Road East, CN 5308, Princeton, NJ                            08540
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)



                                 (609) 750-8200
                ------------------------------------------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Item 4.  Changes in Registrant's Certifying Accountant.

     On May 20, 2002, the Board of Directors of Cytogen Corporation (the "Company"), upon recommendation of the Audit committee informed the Company's independent public accountants, Arthur Andersen LLP ("Arthur Andersen"), that they would be dismissed as the Company's independent public accountants and engaged KPMG LLP ("KPMG") to serve as the Company's independent public accountants for the fiscal year ending December 31, 2002. The appointment of KPMG was effective immediately.

     Arthur Andersen's prior audit report on the Company's financial statements for each of the two most recent fiscal years in the period ended December 31, 2001 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two most recent fiscal years of the Company ended December 31, 2001, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports; and during such period there were no "reportable events" of the kind listed in Item 304(a)(1)(v) of Regulation S-K. A letter from Arthur Andersen addressed to the Securities and Exchange Commission stating their agreement with the above statements is attached hereto as Exhibit 16.

     During the two most recent fiscal years of the Company ended December 31, 2001, and through May 20, 2002, the Company did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.


         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

               Exhibit No.         Description of Exhibits
               -----------         -----------------------

               16.1 Letter from Arthur Andersen LLP regarding change in certifying accountant.

               99.1 Press Release disclosing change in certifying accountant issued May 20, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 Cytogen Corporation



                                                 By:  /s/ Lawrence R. Hoffman
                                                      --------------------------
                                                      Lawrence R. Hoffman,
                                                       Chief Financial Officer


Date:  May 20, 2002